                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT: JANUARY 7, 2003


                     HUNTINGTON BANCSHARES INCORPORATED
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



   Maryland                       0-2525                     31-0724920
---------------           ---------------------            ----------------
(STATE OR OTHER            (COMMISSION FILE NO.)            (IRS EMPLOYER
JURISDICTION OF                                         IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)


                                Huntington Center
                              41 South High Street
                              Columbus, Ohio 43287
                               (614) 480-8300
             (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)
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ITEM 5.  OTHER EVENTS

      On January 6, 2003, Huntington Bancshares, Inc. issued a news release announcing credit actions taken in the fourth quarter of 2002. These included the sale of $47 million in nonperforming loans with $21 million in incremental charge-offs and a $30 million charge-off, or 100% of the credit exposure associated with one customer in the health care finance business that was previously disclosed as a nonperforming loan in November 2002. The information contained in the news release, which is attached as Exhibit 99.1 in this Report, is incorporated herein by reference. Huntington also presented this information in a conference call on January 7, 2003. The presentation materials are attached as Exhibits 99.2 and 99.3, and are incorporated herein by reference.

      The information contained or incorporated herein by reference in this Current Report on Form 8-K may contain certain forward-looking statements, including certain plans, expectations, goals, and projections, which are subject to numerous assumptions, risks, and uncertainties. A number of factors, including but not limited to those set forth under the heading "Business Risks" included in Item 1 of Huntington's Annual Report on Form 10-K for the year ended December 31, 2001, and other factors described from time to time in Huntington's other filings with the Securities and Exchange Commission, could cause actual conditions, events, or results to differ significantly from those described in the forward-looking statements. All forward-looking statements included in this news release are based on information available at the time of the release. Huntington assumes no obligation to update any forward-looking statement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

             Exhibit 99.1 News release of Huntington Bancshares Incorporated, dated January 6, 2003.

             Exhibit 99.2     Presentation Transcript of January 7, 2003.

             Exhibit 99.3     Presentation Materials, January 7, 2003
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                                     SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       HUNTINGTON BANCSHARES INCORPORATED

Date: January 10, 2003                    By: /s/ Michael J. McMennamin
                                              --------------------------
                                              Michael J. McMennamin -
                                              Vice Chairman, Chief Financial
                                              Officer and Treasurer (Principal
                                              Financial Officer)